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                                                                   EXHIBIT 99(f)






                                     WARRANT
                          REGISTRATION RIGHTS AGREEMENT



                            KEY ENERGY SERVICES, INC.



                    ----------------------------------------


  150,000 Warrants to Purchase an aggregate of 2,032,565 Shares of Common Stock

                    ----------------------------------------


                          Dated as of January 22, 1999

                               -------------------



                              LEHMAN BROTHERS INC.,


                            BEAR, STEARNS & CO. INC.,


                                 F-A-C/EQUITIES,
                     A DIVISION OF FIRST ALBANY CORPORATION


                                       AND


                             DAIN RAUSCHER WESSELS,
                    a division of Dain Rauscher Incorporated
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         This Warrant Registration Rights Agreement (this "Agreement") is made and entered into as of January 22, 1999, by and among Key Energy Services, Inc., a Maryland corporation (the "Issuer"), and Lehman Brothers Inc., Bear, Stearns & Co. Inc., F.A.C/Equities, a division of First Albany Corporation, and Dain Rauscher Wessels, a division of Dain Rauscher Incorporated (the "Initial Purchasers"), which have agreed to purchase the Warrants of the Issuer issued pursuant to the warrant agreement (the "Warrant Agreement") between the Issuer and The Bank of New York, a New York banking corporation, as warrant agent (the "Warrant Agent").

         The Warrants are being issued and sold in connection with the offering by the Issuer of 150,000 Units each consisting of (i) $1,000 principal amount at maturity of 14% Senior Subordinated Notes due 2009 (the "Notes") of the Issuer and (ii) one warrant to purchase 13.5504 shares of common stock (each a "Warrant" and collectively the "Warrants").

         This Agreement is made pursuant to the Purchase Agreement, dated January 19, 1999 (the "Purchase Agreement"), by and between the Issuer, the Guarantors (as defined in the Purchase Agreement) and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Warrants, the Issuer has agreed to provide the registration rights set forth in this Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Warrant Agreement.

         The parties hereby agree as follows:

         1.  DEFINITIONS


         As used in this Agreement, the following capitalized terms shall have the following meanings:

         Act: The Securities Act of 1933, as amended.

         Affiliate: As defined in Rule 144.

         Black Out Notice: As defined in Section 4(b) hereof.

         "Business Day": As defined in the Exchange Act

         Black Out Period: As defined in Section 3(a) hereof.

         Closing Date: The date hereof.

         Commission: The Securities and Exchange Commission.

         Common Stock: The common stock, par value $.10 per share, of the Issuer.

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Expiration Date: 5:00 p.m. New York City time on January 15, 2009.

         Holders: As defined in Section 2 hereof.

         Liquidated Damages: As defined in Section 3(b) hereof.

         Prospectus: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other
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amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         Registration Statement: Any registration statement of the Issuer relating to the registration for resale of Registrable Securities and the issuance of the Warrant Shares that is filed pursuant to the provisions of this Agreement and including the Prospectus included therein, all amendments and supplements thereto, including post-effective amendments, and all exhibits and material incorporated by reference therein.

         Registrable Securities: The Registrable Warrants and the Registrable Warrant Shares; provided that a security ceases to be a Registrable Security when it is no longer a Transfer Restricted Security.

         Registrable Warrant Shares: Warrant Shares issued upon exercise of the Warrants the resale of which is required to be registered under the Act.

         Registrable Warrants: All Warrants originally issued pursuant to the Warrant Agreement.

         Rule 144:  Rule 144 promulgated under the Act.

         Transfer Restricted Securities: The Registrable Securities upon original issuance thereof; provided that a Registrable Security is no longer a Transfer Restricted Security when such Registrable Security is sold pursuant to the Registration Statement contemplated by Section 3 or is freely transferable without restrictions pursuant to Rule 144(k) or any successor rule under the Act.

         Warrant Shares: The shares of Common Stock issued or issuable upon the exercise of the Warrants.

         2.  HOLDERS


         A Person is deemed to be a holder of Registrable Securities (each, a "Holder") whenever such Person is the holder of record of Registrable Securities.

         3.  SHELF REGISTRATION


         (a) Shelf Registration Shelf Registration. The Issuer shall prepare and cause to be filed with the Commission on or before 60 days from the Closing Date pursuant to Rule 415 under the Act a Registration Statement on the appropriate form relating to the resale of Warrants, the issuance of the Common Stock upon exercise of the Warrants and, under certain circumstances if required by law, the resale of the Common Stock issuable upon exercise of the Warrants. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective by the Commission on or before 150 days after the Closing Date; provided that the Registration Statement with respect to the issuance of the Common Stock or the resale of the Common Stock need not be declared effective before the Warrants first become exercisable.


         To the extent necessary to ensure that the Registration Statement is available for sales of Registrable Securities by the Holders thereof entitled to the benefit of this Section 3(a), the Issuer shall use its reasonable best efforts to keep any Registration Statement required by this Section 3(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 4(a) hereof and


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in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier of (A) the Expiration Date and (B) the first date as of which all Warrants have been exercised by the Holders thereof; provided that such obligation shall expire before such date if the Issuer delivers to the Warrant Agent a written opinion of counsel to the Issuer (which opinion of counsel shall be satisfactory to the Issuer) that all Holders of Warrants and Warrant Shares may resell the Warrants and the Warrant Shares without registration under the Act and without restriction as to the manner, timing or volume of any such sale. Notwithstanding the foregoing, the Issuer shall not be required to amend or supplement any Registration Statement, any related prospectus or any document incorporated therein by reference, or otherwise keep any Registration Statement continuously effective for a period (a "Black Out Period") not to exceed, for so long as this Agreement is in effect, two 45 consecutive-day periods (except for the 45 consecutive-day period immediately before the Expiration Date) in any calendar year, in the event that (i) an event occurs and is continuing as a result of which the Registration Statement, any related prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Issuer's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii)(A) the Issuer determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Issuer or (B) the disclosure otherwise relates to a material business transaction which has not yet been publicly disclosed; provided that such Black Out Period shall be extended for any period, not to exceed an aggregate of 30 days in any calendar year, during which the Commission is reviewing any proposed amendment or supplement to the Registration Statement, any related prospectus or any document incorporated therein by reference which has been filed by the Issuer; and provided, further, if any Black Out Period is in effect during the three months prior to January 15, 2009 the Expiration Date shall be extended by one day for each day that any Black Out Period is in effect during such three month period.

          (b) Liquidated Damages. If (i) the Registration Statement has not been declared effective by the Commission in the time period required by subsection
(a) above or (ii) the Registration Statement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose at any time within the time period required for effectiveness in subsection (a) above without being succeeded immediately by a post-effective amendment to the Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses
(i) and (ii), a "Registration Default"), the Company shall pay liquidated damages ("Liquidated Damages") to each holder of Registrable Securities in an amount equal to $0.05 per Warrant held by such holder for each week or portion thereof during which any Registration Default continues. The amount of such Liquidated Damages shall increase on each 90-day anniversary of the day the first Registration Default occurred by an additional $0.05 per Warrant Share for each week or portion thereof during which any Registration Default continues until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $0.20 per week or portion thereof per Warrant Share. All accrued Liquidated Damages shall be paid by wire transfer of immediately available funds or by federal funds check on each Interest Payment Date, as defined in the Indenture relating to the Notes, by and between the Issuer, the Guarantors and The Bank of New York, as trustee, and dated as of the date hereof. Liquidated Damages will be paid to the Warrant Agent for the benefit of the Holders of record of a Warrant on the corresponding record date for the interest payment on the Notes. Following the cure of all Registration Defaults relating to any particular Registrable Security, the accrual of Liquidated Damages with respect to such Registrable Security will cease. Except as provided in Section 6 hereof, no holder of Registrable Securities shall be entitled to any damages for a Registration Default beyond the Liquidated Damages provided for herein.


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                  (c) Provision by Holders of Certain Information in Connection
with the Registration Statement Provision by Holders of Certain Information in Connection with the Registration Statement. No Holder of Registrable Securities may include any of its Registrable Securities for resale in any Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuer in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Registration Statement or Prospectus or preliminary Prospectus included therein. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Issuer by such Holder not materially misleading. No such information shall be required with respect to the registration of the issuance of the Warrant Shares upon exercise of the Warrants.



        4. REGISTRATION PROCEDURES


                  (a) In connection with the Registration Statement and any related Prospectus required by this Agreement and, where applicable, subject to any Black Out Period, the Issuer shall:


               (i) use its reasonable best efforts to effect such registration to permit the sale of the Registrable Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Issuer pursuant to Section 3(c) hereof), and pursuant thereto the Issuer will use its reasonable best efforts to prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof;


               (ii) use its reasonable best efforts to keep such Registration Statement continuously effective. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) not to be effective and usable for resale of Registrable Securities during the period required by this Agreement, the Issuer shall file promptly an appropriate amendment to such Registration Statement or a supplement to the Prospectus, as applicable, curing such defect, and, in the case of an amendment, use its reasonable best efforts to cause such amendment to be declared effective as soon as practicable;


               (iii) use its reasonable best efforts to prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3; cause the Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended


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               method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus contained therein;


               (iv) advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or Blue Sky laws, the Issuer shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;


               (v) subject to Section 4(a)(ii), if any fact or event contemplated by Section 4(a)(iv)(D) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;


               (vi) furnish to the Initial Purchasers, promptly after the time of filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements (excluding Prospectus Supplements relating solely to the resale of Registrable Securities under a Registration Statement) to any such Registration Statement or Prospectus (excluding all documents incorporated by reference).


               (vii) make available, at reasonable times, for inspection by the Initial Purchasers and any attorney or accountant retained by the Initial Purchasers, all financial and other records, pertinent corporate documents of the Issuer, and cause the Issuer's officers, directors and employees to supply all information reasonably requested by the Initial Purchasers or then attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;


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          (viii)   if requested by the Initial Purchasers, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as the Initial Purchasers may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Registrable Securities and the use of the Registration Statement or Prospectus for market-making activities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuer is notified of the matters to be included in such Prospectus supplement or post-effective amendment;


          (ix) furnish to the Initial Purchasers and each Holder, upon request, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including, upon request and without change, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);


          (x) deliver to the Initial Purchasers and each Holder, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as the Initial Purchasers or such Holder reasonably may request; the Issuer hereby consents to the use (in accordance with law and subject to Section 4(b) hereof) of the Prospectus and any amendment or supplement thereto by each selling Person in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto and all market-making activities of the Initial Purchasers, as the case may be;


          (xi) upon the request of the Initial Purchasers, enter into such agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Registrable Securities pursuant to any applicable Registration Statement contemplated by this Agreement as may be reasonably requested by the Initial Purchasers in connection with any sale or resale pursuant to any applicable Registration Statement but only in connection with an underwritten public offering for a minimum of 800,000 Warrant Shares. In such connection, the Issuer shall:


               (A) upon request of the Initial Purchasers, furnish (or in the case of paragraphs (2) and (3), use its reasonable best efforts to cause to be furnished) to the Initial Purchasers, upon the effectiveness of the Registration Statement:


                         (1) a certificate, dated such date, signed on behalf of
                    the Issuer by (x) the President or any Vice President and
                    (y) a principal financial or accounting officer of the Issuer, confirming, as of the date thereof, the matters set forth in Sections 1, 7(h), 7(i) and 7(j) of the Purchase Agreement and such other similar matters as such Person may reasonably request;

                         (2) an opinion, dated the date of effectiveness of the
                    Registration Statement, of counsel for the Issuer covering matters similar to those set


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                    forth in Section 7(d) of the Purchase Agreement, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Issuer, representatives of the independent public accountants for the Issuer and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon the statements of officers and other representatives of the Issuer and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                         (3) a customary comfort letter, dated the date of
                    effectiveness of the Registration Statement, from the Issuer's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Sections 7(f) and 7(g) of the Purchase Agreement; and

          (B) deliver such other documents and certificates as may be reasonably requested by the Initial Purchasers to evidence compliance with the matters covered in clause (A) above and with any customary conditions contained in any agreement entered into by the Issuer pursuant to this clause;



          (xii) prior to any public offering of Registrable Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Registrable Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Issuer shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;


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     (xiii) in connection with any sale of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and to register such Registrable Securities in such denominations and such names as the selling Holders may request at least two Business Days prior to such sale of Registrable Securities;


     (xiv) use its reasonable best efforts to cause the disposition of the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities, subject to the proviso contained in clause (xiii) above;


     (xv) provide a CUSIP number for all Registrable Securities not later than the effective date of a Registration Statement covering such Registrable Securities and provide the Warrant Agent with certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;


     (xvi) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in Rule 158(c) under the Act); and


     (xvii) provide promptly to the Initial Purchasers, upon request, each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.


     (b) Restrictions on Holders. Each Holder agrees by acquisition of a Registrable Security and the Initial Purchasers agrees that, upon receipt of the notice from the Issuer of the commencement of a Black Out Period (in each case, a "Black Out Notice"), such Person will forthwith discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement until such Person is advised in writing by the Issuer of the termination of the Black Out Period. Each Person receiving a Black Out Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Person's possession which have been replaced by the Issuer with more recently dated Prospectuses or (ii) deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies, then in such Person's possession of the Prospectus covering such Registrable Securities that was current at the time of receipt of the Black Out Notice.


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  5. REGISTRATION EXPENSES


     All expenses incident to the Issuer's performance of or compliance with this Agreement will be borne by the Issuer, regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing Prospectuses (whether for sales, market-making or otherwise), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Issuer; (v) all application and filing fees in connection with listing the Warrant Shares on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Issuer (including the expenses of any special audit and comfort letters required by or incident to such performance). The Issuer will not be responsible for the payment of any brokerage commissions, underwriting discounts or other expenses of the Holders.

     The Issuer will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuer.

  6. INDEMNIFICATION


     (a) The Issuer agrees to indemnify and hold harmless each Holder, its directors, officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities, judgments, (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Issuer to any Holder or any purchaser of Registrable Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Issuer by any of the Holders.


     (b) Each Holder of Registrable Securities agrees, severally and not jointly, to indemnify and hold harmless the Issuer, its directors and officers, and each Person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Issuer, to the same extent as the foregoing indemnity from the Issuer set forth in Section 6(a) hereof, but only with reference to information relating to such Holder furnished in writing to the Issuer by such Holder expressly for use in any Registration Statement. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Registrable Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Registrable Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.


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          (c) In case any action shall be commenced involving any Person in respect of which indemnity may be sought pursuant to Section 6(a) or 6(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing, and the indemnifying party assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all reasonable fees and expenses of such counsel, as incurred (except that, in the case of any action in respect of which indemnity may be sought pursuant to both Sections 6(a) and 6(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 6(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party, unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or failed to employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 6(a), and by the Issuer, in the case of parties indemnified pursuant to Section 6(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or
(ii) effected without its written consent if the settlement is entered into more than 20 Business Days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.


          (d) To the extent that the indemnification provided for in this
Section 6 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer, on the one hand, and the Holders, on the other hand, from their sale of Registrable Securities or (ii) if the allocation provided by clause 6(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) hereof but also the relative fault of the Issuer, on the one hand, and of the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Issuer, on the one hand, and of the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer, on the one hand, or by the Holders, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 6(a), any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments.


         The Issuer and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with the investigating or defending any matter, including any action that could have given use to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 6, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Registrable Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Registrable Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this
Section 6(d) are several in proportion to the respective principal amount of Registrable Securities held by each Holder.

                  The Issuer agrees that the indemnity and contribution provisions of this Section 6 shall apply to the Initial Purchasers to the same extent, on the same conditions, as it applies to Holders.


          7. RULE 144


          The Issuer agrees with each Holder, for so long as any Registrable Securities remain outstanding and during any period in which the Issuer is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Registrable Securities pursuant to Rule 144.

          8. MISCELLANEOUS


               (a) Remedies. The Issuer acknowledges and agrees that any failure by the Issuer to comply with its obligations under Section 3 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuer's obligations under Section 3 hereof. The Issuer further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.


               (b) No Inconsistent Agreements. The Issuer will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuer's securities under any agreement in effect on the date hereof.


               (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of this Section 8(c), the Issuer has obtained the written consent of Holders of all outstanding Registrable Securities, and (ii) in the case of all other provisions hereof, the Issuer has obtained the written consent of Holders of a majority of the outstanding principal amount of Registrable Securities (excluding Registrable Securities held by the Issuer, any Guarantor, or any of their respective Affiliates); provided that this Agreement may be amended or supplemented without the consent of any Holder in the same manner and to the same extent to which the Warrant Agreement may be amended or supplemented pursuant to Section 22 thereof.


               (d) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements granting rights to Holders made hereunder between the Issuer, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.


               (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:


                    (i) if to a Holder, at the address set forth on the records of the Warrant Agent, with a copy to the Warrant Agent; and


                    (ii) if to the Issuer:

                            Key Energy Services, Inc.
                            Two Tower Center - 20th Floor
                            East Brunswick, NJ 08816
                            Telecopier: (732) 247-5148
                            Attention: General Counsel


                            With a copy to:

                            Porter & Hedges, L.L.P.
                            700 Louisiana St.
                            Houston, TX 77002
                            Telecopy: (713) 226-0227
                            Attention: Samuel N. Allen

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Warrant Agent at the address specified in Warrant Agreement.

            (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms hereof or of the Purchase Agreement or the Warrant Agreement. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.


            (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


            (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.


            (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

              (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.


              (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.


              (l) Universal Shelf Registration Statement. The Initial Purchasers acknowledge that the Company currently has on file with the Commission a shelf registration statement on Form S-3 covering a specific dollar amount of unspecified securities (the "UNIVERSAL SHELF REGISTRATION STATEMENT"). The Initial Purchasers agree that the Company may amend the Universal Shelf Registration Statement to satisfy the requirements to file a Registration Statement within the applicable filing deadline specified in Section 3(a) hereof; provided that the Universal Shelf Registration Statement covers the type of transactions required to be registered herein in accordance with applicable law and the rules and regulations of the Commission; and provided, that such use of the Universal Shelf Registration Statement does not affect the exemption from registration under the Act of the issuance and sale of the Units to the Initial Purchasers.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                           KEY ENERGY SERVICES, INC.


                                           By:  ________________________________
                                                Name:
                                                Title:


LEHMAN BROTHERS INC.


By:  ________________________________
     Name:
     Title:


BEAR, STEARNS & CO. INC.

By:  ________________________________
     Name:
     Title:

F.A.C/EQUITIES,

a division of First Albany Corporation


By:  ________________________________
     Name:
     Title:


DAIN RAUSCHER WESSELS,

         a division of Dain Rauscher Incorporated



By:  ________________________________
     Name:
     Title: